UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 24, 2009

NEOPROBE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Effective July 24, 2009, Neoprobe Corporation (the “Company”) entered into a Securities Amendment and Exchange Agreement (the “Amendment Agreement”) with Platinum-Montaur Life Sciences, LLC (“Montaur”), pursuant to which Montaur agreed to the amendment and restatement of the terms of the Company’s: (a) 10% Series A Convertible Senior Secured Promissory Note issued to Montaur on December 26, 2007, as amended (the “Series A Note”); (b) 10% Series B Convertible Senior Secured Promissory Note issued to Montaur on April 16, 2008 (the “Series B Note,” and together with the Series A Note the “Notes”); (c) Series W Warrant issued to Montaur on December 26, 2007, as amended (the “Series W Warrant”); (d) Series X Warrant issued to Montaur on April 16, 2008 (the “Series X Warrant”); (e) Series Y Warrant issued to Montaur on December 5, 2008 (the “Series Y Warrant,” and together with the Series W Warrant and Series X Warrant the “Warrants”); and (f) Series A 8% Cumulative Convertible Preferred Stock (the “Preferred Stock”), to remove price-based anti-dilution adjustment provisions that have created a significant non-cash derivative liability on the Company’s balance sheet. Upon the surrender of the Notes and Warrants, the Company issued to Montaur: (a) the Company’s Amended and Restated 10% Series A Convertible Senior Secured Promissory Note in the principal amount of $7,000,000, due December 26, 2011 (the “Amended Series A Note”); (b) the Company’s Amended and Restated 10% Series B Convertible Senior Secured Promissory Note in the principal amount of $3,000,000, due December 26, 2011 (the “Amended Series B Note,” and together with the Amended Series A Note the “Amended Notes”); (c)  the Company’s Amended and Restated Series W Warrant to purchase shares of common stock of the Company (the “Amended Series W Warrant”); (d) the Company’s Amended and Restated Series X Warrant to purchase shares of common stock of the Company (the “Amended Series X Warrant”); and (e) the Company’s Amended and Restated Series Y Warrant to purchase shares of common stock of the Company (the “Amended Series Y Warrant,” and together with the Amended Series W Warrant and Amended Series X Warrant the “Amended Warrants”).

Pursuant to the terms of the Amendment Agreement, Montaur further agreed to exercise the Amended Series Y Warrant for 6 million shares of the common stock of the Company. The exercise of the Amended Series Y Warrant will occur in two tranches. The Company has received payment of $1.6 million in exchange for the exercise of the first tranche of 2,844,319 shares, and will receive an additional $1.85 million in consideration for the exercise of the second tranche of 3,155,681 shares. The Amendment Agreement provides that Montaur shall exercise the second tranche no later than September 30, 2009. The full exercise of the Amended Series Y Warrant will provide the Company with a total of $3.45 million in gross proceeds.  The Company and Montaur also agreed to amend the Series A Note to grant Montaur conversion rights with respect to the $3.5 million portion of the Series A Note that was previously unconvertible. The newly convertible $3.5 million portion of the Series A Note is convertible into 3.6 million shares of common stock at a conversion price of $0.9722 per share. The amended conversion terms of the Series A Note are reflected in the Amended Series A Note delivered in connection with the Amendment Agreement. Additionally, in consideration for the agreement of Montaur to enter into the Amendment Agreement, the Company issued to Montaur a Series AA Warrant to purchase 2,400,000 shares of common stock of the Company at an exercise price of $0.97 per share (the “Series AA Warrant”).  The Company also agreed to pay to WBB Securities, LLC 6% of the gross proceeds received by the Company from exercise of the Amended Series Y Warrant in consideration for assistance provided in structuring the transaction, payable as the proceeds are received.

The foregoing description of the terms of the Amendment Agreement, the Amended Notes, the Amended Warrants and the Series AA Warrant (collectively, the “Transaction Documents”), is qualified in its entirety by reference to the full text of each of the Transaction Documents, copies of which are attached hereto, and each of which is incorporated herein in its entirety by reference.

Item 3.02.   Unregistered Sale of Equity Securities.

The contents of Item 1.01 are incorporated by reference into this item. The securities issued pursuant to the Amendment Agreement were offered and sold to an investor in a private transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.  The investor is an accredited investor as defined in Rule 501(a) of Regulation D and was fully informed regarding the investment.  In addition, neither the Company nor anyone acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.

Item 3.03.   Material Modification to Rights of Security Holders.

The contents of Item 1.01 are incorporated by reference into this item. In accordance with the provisions of the Amendment Agreement, the Company amended the terms of the Preferred Stock by the filing of the Second Amended and Restated Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of the Preferred Stock (the “Second Amended Certificate of Designations”) with the Delaware Secretary of State on July 27, 2009. The Second Amended Certificate of Designations became effective on July 27, 2009.

The foregoing description of the Second Amended Certificate of Designations is qualified in its entirety by reference to the full text of the Second Amended Certificate of Designations, a copy of which is attached hereto and which is incorporated herein in its entirety by reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The contents of Item 1.01 and Item 3.03 are incorporated by reference into this Item 5.03.

Item 8.01.   Other Events.

On July 27, 2009, the Company issued a press release announcing that pursuant to the terms of the Amendment Agreement Montaur had agreed to: (1) exercise all 6 million of its Class Y warrants, which had an expiration date of December 5, 2013, to purchase shares of common stock of the Company; (2) amend the Series A Note to grant Montaur conversion rights with respect to the $3.5 million portion of the Series A note that was previously unconvertible; and (3) remove the price-based anti-dilution adjustment provisions of the Notes, Preferred Stock and Warrants. A copy of the complete text of the Company’s July 27, 2009, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof.  Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Exhibit
Number		Exhibit Description

4.1	*
Neoprobe Corporation Second Amended and Restated Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series A 8% Cumulative Convertible Preferred Stock.

10.1	*	Securities Amendment and Exchange Agreement, dated July 24, 2009, by and between Neoprobe Corporation and Platinum-Montaur Life Sciences, LLC.

10.2	*	Amended and Restated Neoprobe Corporation 10% Series A Convertible Senior Secured Promissory Note in the principal amount of $7,000,000, due December 26, 2011.

10.3	*	Amended and Restated Neoprobe Corporation 10% Series B Convertible Senior Secured Promissory Note in the principal amount of $3,000,000, due December 26, 2011.

10.4	*	Amended and Restated Series W Warrant to Purchase Shares of Common Stock of Neoprobe Corporation.

10.5	*	Amended and Restated Series X Warrant to Purchase Shares of Common Stock of Neoprobe Corporation.

10.6	*	Amended and Restated Series Y Warrant to Purchase Shares of Common Stock of Neoprobe Corporation.

10.7	*	Series AA Warrant to Purchase Shares of Common Stock of Neoprobe Corporation.

99.1	*	Neoprobe Corporation press release dated July 27, 2009, entitled “Neoprobe to Receive $3.5 Million from Montaur Warrant Exercise.”

*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: July 29, 2009	By:	/s/ Brent L. Larson
Brent L. Larson, Vice President, Finance and Chief Financial Officer